As filed with the Securities and Exchange Commission on June 5, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-09088)

Empiric Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX  78759
(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX  78759
(Name and address of agent for service)

513-328-9321
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2008

Date of reporting period:  03/31/2008

Item 1. Report to Stockholders.

Core Equity Fund

Semi-Annual Report
March 31, 2008

This report is for the shareholders of the Empiric Core Equity Fund.  Its use in connection with any offering of the Company’s shares is authorized only in a case of concurrent or prior delivery of the Company’s current prospectus.  Quasar Distributors, LLC is the Distributor of the Fund.

INVESTMENT MANAGER’S REPORT

Fellow Shareholders:

The Net Asset Value of the Fund’s Class “A” shares for the period ending March 31, 2008 was $29.71 per share.  The Fund’s performance for the last six months was better than the market.  The Fund was down 8.16% while the S&P 500 was down 12.46%, but we  did not produce a positive return.  I expected to do better.  While we were negative for the first quarter of 2008 and six months ending March 31, 2008, we had positive returns and bettered the performance of the S&P 500 and Russell 2000 indices for, 1-, 3-, 5-, 10-years, and since inception, as the chart below indicates.

Period	Core Equity	Core Equity
Ended 03.31.08	Class A1	Class C2	S&P 500	Russell 2000
Last 3 months	-9.92	-10.08	-9.44	-9.90
Last 6 months	-8.16	-8.49	-12.46	-14.02
Last 12 months	0.10	-0.63	-5.08	-13.00
Last 3 Years	8.31	-	5.85	5.06
Last 5 Years	22.74	-	11.32	14.90
Last 10 Years	6.26	-	3.50	4.96
Since Inception (A)	12.20	-	8.57	8.22
Since Inception (C)	-	6.66	6.16	3.93
Gross Expense Ratio	1.66	2.41

Performance data quoted represents past performance which does not guar-antee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain performance to the most recent month-end, please call 1-800-880-0324, or visit our website at www.EmpiricFunds.com.

Additionally, Lipper awarded the Fund a “Lipper Fund” award.  Your Fund was recognized as the best Multi-Cap Value Fund for five- year risk adjusted performance among 267 Multi-Cap Value funds for the period ended December 31,

[1]
After the maximum sales charge of 5.75%, the returns for the last 3 months, last 6 months, last 12 months, last 3 years, last 5 years, last 10 years and since inception (class A shares, 11.06.95) would be -15.09%, -13.44%, -5.66%, 6.20%, 21.30%, 5.63% and 11.66%, respectively.  The returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.  Shaded areas indicate highest relative performance.

[2]
Inception date of Class C shares was 10.07.05.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.  Please see the Share Class Information pages of the Prospectus for more information about the applicable sales charges for each share class.

INVESTMENT MANAGER’S REPORT

2007.  Keep in mind the mantra we say in our sleep (as taught to us by our attorneys):  Past performance is not a guarantee of future results.

Executive Summary
As of March 31st, the Fund holds 103 stocks with the top 10 positions accounting for 22.8% of assets,  which can indicate wide diversification.  Foreign based companies account for approximately 57% of the portfolio, while short positions total about 22%.  With the short sales, we are not forecasting a poor stock market.  Rather, we are just responding to our models which indicate some stocks are facing poor growth prospects with excessive valuations.

Comparing the Fund against the S&P 500, the Fund is net short in Technology and Consumer Discretionary stocks, and also underweighted in Financials.  Consumer Staples, Energy, Health, Materials, and Telecom all have weightings higher than weightings in the S&P 500.  Our net short in Technology stocks worked well as Technology stocks fell the most with a 15.2% decline during the six months ended March 31, 2008.  With Health Care and Telecom, we had higher weightings than the S&P 500, and missed on both selection and weights.

We think that there is a good possibility that the stock market and your Fund will be positive for 2008 by year-end.  Historically, stocks lead the economy and turn up approximately mid-way in the cycle.  With both the fourth and first quarter GDP growing at 0.6%, the economy is slow, but not officially in recession, and may never get there this cycle.  This may be the most forecasted and press covered downturn ever.  It is worth noting that had inflation been more realistically measured (official statistics may be understating inflation by 1- 2% per year), we would be in the second quarter of recession.  Recession or not, the Federal Reserve has been exceedingly quick and aggressive in addressing any economic weakness.  As a result, the downturn this year will likely be short and shallow.  In fact, we may have already seen it.  It’s the downturn’s next cycle, after the election that I worry about, but that’s for future letters. For the moment, in our opinion a stock upturn in the foreseeable future looks likely.

Empiric Funds Investment Approach and Philosophy
Our goal is to produce high returns with low volatility, or mathematically, produce a high Sharpe ratio.  We try to implement that by keeping the Fund focused on the “sweet spots” of the market.  Sweet spots can be thought of in terms of market capitalization, large versus small, and in a value or growth bias to the portfolio.  We also identify sweet spots by industries and sectors, and by the many

INVESTMENT MANAGER’S REPORT

quantitative models we employ.  Our approach is structured, quantitative and empirical, giving the Fund what we believe is its best chance of performance repeatability.

Market Sweet Spots
The economies of the world are being driven by emergence of a broad middle class in China, India, Russia and the Americas.  Along with that middle class growth are fast growing demands for housing, infrastructure, better food and better travel.  The sweet spots, we believe, are those companies that can address the needs of those markets.  As the incipient middle classes grow, they want more meat, which pushes grain prices higher.  One sweet spot is thus the fertilizer companies as farmers struggle to produce higher yields and output.  Infrastructure growth is driving steel stocks and ore producers higher.  Moving from bicycles to automobiles is pushing oil prices, making energy companies another sweet spot.  Higher energy costs combined with high agricultural exports and coal exports are driving railroads.  In short, companies related to commodities and international markets continue to be, we believe, in the market’s sweet spots.

Key Drivers of Performance
Most of our gains are consistent with the sweet spots we described.  Our biggest gains in dollar terms were fertilizer companies including Mosaic Company (MOS) up 85%, Potash Corp (POT) up 46% and CF Industries (CF) up 34%.  Closely related is the Swiss agricultural company Syngenta ADR (SYN) up 35%.  Coca-Cola Femsa of Mexico (KOF) was up 31% and is currently our largest holding.  We gained 49% on our Peruvian Compania De Minas Buenaver (BVN), a producer of gold, silver and zinc.  Also in our largest gains were four stocks we held short: Avis Budget Group (CAR), A.C. Moore Arts (ACMR), CBeyond (CBEY) and Pacific Sunwear California (PSUN).

The stocks which hurt the most were Aegon NV (AEG) down 23%, and two health maintenance companies, United Healthcare group (UNH) down 32% and Aetna (AET) down 26%.  Dell (DELL) declined 22.8%, and two shorts that went against us, NVR (NVR) and Martin Transport (MRTN) added to the losses.  Posco (PKX) and Veolia Environmental (VE), which have previously been big gainers for us, declined 33% and 18% respectively, while Acergy SA (ACGY) declined about 27%.  Rounding out the losers is Vodaphone (VOD) down some 18%.

INVESTMENT MANAGER’S REPORT

Market Outlook
In our previous letter, we noted that the Federal Reserve had dropped the federal funds rate twice by a total of 75 basis points to 4.5%.  Only six months later, the federal funds rate is now down to 2%.  We are witness to one of the quickest and most aggressive central bank eases in at least two decades.  We expect this extraordinary attempt to inflate the economy will have positive implications for stocks over the next year.  But in the words of the economist and Army General Leonard P. Ayers:  “It is an immutable economic fact,” said the general, “that There Is No Such Thing As A Free Lunch.”  Economics now even has an acronym:  TINSTAAFL.  Our “free lunch,” courtesy of the Federal Reserve, will likely be paid for with inflation down the road.  Inflation and the fight against inflation are generally not good for stocks, but we are getting ahead of ourselves.

As we noted in our summary, had inflation been better measured we would likely be in the fourth or fifth month of recession.  That presumes the downturn started approximately, in November of 2007.  Stocks almost always lead the economy.  Forecasters, including the National Bureau of Economic Research, use stocks as a leading indicator in forecasting the economy.  Since WW2, stocks have on average bottomed six months into recession and turned up before the economy.

Given the quick and aggressive easing by the Federal Reserve, and the average upturn of stocks six months into recession, we have probably already seen the bottom for stocks.  More importantly, in the first year after stocks bottom, the S&P 500 is up an average of 37%.3  Now that is not a forecast.  And when one speaks about averages, remember there is frequently lots of variation about an average.  You can be in over your head in a river that, on average, is only six inches deep.  While conditions may change, we think the next year or so will be a reasonably good period for stocks.

Further out, we face challenges.  The Federal Reserve will most likely not get inflation under control before the next economic upturn.  Several years out, the next downturn may thus be more protracted and severe.  On the part of the Presidential candidates, there have been many promises, but not much realism on how to pay for those promises.  All the while, Medicaid and Social Security daily become more and more untenable.  Many of our problems would be better handled if the public and our politicians could just remember one idea—TINSTAAFL.  There is no such thing as a free lunch.

[3]	Leuthold Group, Perception for the Professional, February 2008, Vol. 28, No. 2.

INVESTMENT MANAGER’S REPORT

We appreciate your confidence in investing along with us.

Respectfully submitted,

Mark A. Coffelt, CFA

For updated investment performance, please visit www.EmpiricFunds.com.  Additionally, shareholders with comments, questions or inputs may contact me at markcoffelt@EmpiricAdvisors.com.

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

Mutual fund investing involves risk.  Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to page 6 for a complete listing of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.  A basis point is a unit that is equal to 1/100th of 1%.

A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk-adjusted performance against its classification peers over a three, five or ten-year period, if applicable.  Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper.  Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

Investors must consult their tax advisor or legal counsel for advice and information concerning their particular tax situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Empiric Funds are distributed by Quasar Distributors, LLC.  (05/08)

Core Equity Fund
SCHEDULE OF INVESTMENTS

March 31, 2008 (Unaudited)

		Market
COMMON STOCKS – 94.72%	Shares	Value

CONSUMER DISCRETIONARY – 2.02%

Home Improvement Retail – 0.94%
Lowe’s Companies, Inc.	25,000	$573,500

Household Appliances – 1.08%
Snap-on, Inc.	13,000	661,050
Total Consumer Discretionary (Cost $1,315,744)		1,234,550

CONSUMER STAPLES – 16.28%

Agricultural Products – 0.24%
Corn Products International, Inc.	4,000	148,560

Brewers – 4.17%
Anheuser-Busch Companies, Inc.	25,000	1,186,250
Compania Cervecerias Unidas S.A. – ADR^	38,700	1,367,658
		2,553,908
Distillers & Vintners – 2.38%
Diageo PLC – ADR^	17,900	1,455,628

HyperMarkets & Super Centers – 2.24%
Wal-Mart Stores, Inc.	26,000	1,369,680

Packaged Foods & Meats – 1.11%
Omega ProteinCorp.*	50,000	682,500

Soft Drinks – 6.14%
The Coca-Cola Co.	10,000	608,700
Coca-Cola Femsa S.A.B. de C.V. – ADR^	39,300	2,213,769
PepsiCo, Inc.	13,000	938,600
		3,761,069
Total Consumer Staples (Cost $8,137,484)		9,971,345

ENERGY – 13.50%

Coal & Consumable Fuel – 1.78%
Arch Coal, Inc.	25,000	1,087,500

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2008 (Unaudited)

		Market
COMMON STOCKS (Continued)	Shares	Value

ENERGY (Continued)

Integrated Oil & Gas – 6.07%
ChevronTexaco Corp.	3,000	$256,080
ConocoPhillips	4,000	304,840
Exxon Mobil Corp.	11,000	930,380
Petro-Canada^	15,800	685,878
StatoilHydro ASA – ADR^	16,173	483,088
Suncor Energy, Inc.^	11,000	1,059,850
		3,720,116
Oil & Gas Equipment & Services – 2.96%
Acergy S.A. – ADR^	52,260	1,115,751
Schlumberger Ltd.^	8,000	696,000
		1,811,751
Oil & Gas Exploration & Production – 1.59%
Canadian Natural Resources Ltd.^	6,000	409,560
Nexen, Inc.^	19,000	562,590
		972,150
Oil & Gas Refining & Marketing – 1.10%
Sasol Ltd. – ADR^	14,000	677,460
Total Energy (Cost $8,988,588)		8,268,977

FINANCIALS – 8.67%

Diversified Banks – 0.76%
Wells Fargo & Co.	16,000	465,600

Diversified Financial Services – 2.84%
Banco Bilbao Vizcaya Argentaria SA – ADR^	52,000	1,143,480
ING Groep NV – ADR^	16,000	597,920
		1,741,400
Life & Health Insurance – 2.11%
Aegon NV – ADR^	51,000	746,640

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2008 (Unaudited)

		Market
COMMON STOCKS (Continued)	Shares	Value

FINANCIALS (Continued)

Life & Health Insurance (Continued)
Prudential Financial, Inc.	7,000	$547,750
		1,294,390
Property & Casualty Insurance – 1.00%
W.R. Berkley Corp.	22,000	609,180

Reinsurance – 1.96%
Reinsurance Group of America, Inc.	22,000	1,197,680
Total Financials (Cost $5,739,221)		5,308,250

HEALTH – 13.54%

Health Care Distributors – 1.61%
Cardinal Health, Inc.	15,000	787,650
McKesson Corp.	3,800	199,006
		986,656
Health Care Equipment – 1.11%
Medtronic, Inc.	14,000	677,180

Health Care Services – 2.05%
Fresenius Medical Care AG & Co. – ADR^	25,000	1,258,000

Health Care Supplies – 0.38%
Luxottica Group SpA – ADR^	9,333	234,818

Managed Health Care – 5.11%
Aetna, Inc.	24,000	1,010,160
CIGNA Corp.	26,000	1,054,820
UnitedHealth Group, Inc.	31,000	1,065,160
		3,130,140
Pharmaceuticals – 3.28%
Johnson & Johnson	10,000	648,700
Merck & Co., Inc.	6,000	227,700

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2008 (Unaudited)

		Market
COMMON STOCKS (Continued)	Shares	Value

HEALTH (Continued)

Pharmaceuticals (Continued)
Pfizer, Inc.	54,000	$1,130,220
		2,006,620
Total Health Care (Cost $9,646,565)		8,293,414

INDUSTRIALS – 11.35%

Aerospace & Defense – 2.71%
Cae, Inc.^	14,400	162,864
Lockheed Martin Corp.	12,000	1,191,600
Precision Castparts Corp.	3,000	306,240
		1,660,704
Construction & Engineering – 0.83%
Chicago Bridge & Iron Co. NV^	13,000	510,120

Construction, Farm Machinery & Heavy Trucks – 1.19%
CNH Global NV^	14,000	728,420

Industrial Conglomerates – 0.07%
ABB Ltd. – ADR^	1,700	45,764

Industrial Machinery – 0.53%
Lincoln Electric Holdings, Inc.	5,000	322,450

Marine – 0.12%
K-Sea Transportation Partners L.P.	2,050	72,365

Railroads – 5.90%
Canadian National Railway Co.^	25,000	1,208,000
Canadian Pacific Railway Ltd.^	18,000	1,157,220
Norfolk Southern Corp.	23,000	1,249,360
		3,614,580
Total Industrials (Cost $7,623,022)		6,954,403

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2008 (Unaudited)

		Market
COMMON STOCKS (Continued)	Shares	Value

MATERIALS – 18.11%

Aluminum – 0.34%
Kaiser Aluminum Corp.	3,000	$207,900

Diversified Metals & Mining – 4.89%
BHP Billiton Ltd. – ADR^	11,000	724,350
Cia de Minas Buenaventura S.A. – ADR^	21,000	1,438,500
Cia Vale do Rio Doce – ADR^	24,000	831,360
		2,994,210
Fertilizers & Agricultural Chemicals – 7.37%
Agrium Inc.^	20,000	1,242,200
Mosaic Co.*	2,000	205,200
Potash Corporation of Saskatchewan^	6,000	931,260
Syngenta AG – ADR^	25,000	1,462,750
Terra Nitrogen Co. LP	6,000	669,300
		4,510,710
Gold – 2.82%
Barrick Gold Corp.^	10,000	434,500
Randgold Resources Ltd. – ADR^	14,000	648,760
Yamana Gold Inc.^	44,000	645,565
		1,728,825
Steel – 2.69%
POSCO – ADR*^	9,700	1,154,106
Tenaris SA – ADR^	10,000	498,500
		1,652,606
Total Materials (Cost $8,596,022)		11,094,251

TECHNOLOGY – 1.91%

Application Software – 1.05%
SAP AG – ADR^	13,000	644,410

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2008 (Unaudited)

		Market
COMMON STOCKS (Continued)	Shares	Value

TECHNOLOGY (Continued)

IT Consulting & Services – 0.86%
Accenture Ltd.^	15,000	$527,550
Total Technology (Cost $1,156,800)		1,171,960

TELECOMMUNICATION SERVICES – 7.07%

Integrated Telecommunication Services – 0.33%
Philippine Long Distance Telephone Co. – ADR^	3,000	199,380

Wireless Telecommunication Services – 6.74%
China Mobile Ltd. – ADR^	4,000	300,040
Mobile Telesystems – ADR*^	14,000	1,061,900
Partner Communications Co. Ltd. – ADR^	11,000	246,950
SK Telecom Co., Ltd. – ADR*^	20,000	432,200
Turkcell Iletisim Hizmet AS – ADR^	22,000	459,580
Vimpel-Communications – ADR^	16,000	478,240
Vodafone Group PLC New – ADR^	39,000	1,150,890
		4,129,800
Total Telecommunication Services (Cost $4,633,689)		4,329,180

UTILITIES – 2.27%

Electric Utilities – 0.12%
National Grid Transco PLC – ADR^	1,100	76,923

Water Utilities – 2.15%
Veolia Environnement – ADR^	18,800	1,314,684
Total Utilities (Cost $918,989)		1,391,607

TOTAL COMMON STOCKS
(Cost $56,756,124)		58,017,937

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2008 (Unaudited)

	Principal	Market
SHORT-TERM INVESTMENTS – 5.62%	Amount	Value

Commercial Paper – 3.84%
General Electric Capital, 2.052% 04/01/2008	$2,350,000	$2,350,000

Variable Rate Demand Notes# – 1.78%
Wisconsin Corporate Central Credit Union, 4.99%	1,090,688	1,090,688
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,440,688)		3,440,688
TOTAL INVESTMENTS
(Cost $60,196,812) – 100.34%		61,458,625
Liabilities in Excess of Other Assets – (0.34%)		(205,242)
TOTAL NET ASSETS – 100.00%		$61,253,383

Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
*	Non Income Producing
^	Foreign Issued Security
#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown are as of March 31, 2008.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF SECURITIES SOLD SHORT

March 31, 2008 (Unaudited)

	Shares	Value
AC Moore Arts & Crafts, Inc.*	16,574	$113,035
Cavium Networks, Inc.*	25,000	410,000
Cbeyond, Inc.*	37,000	695,230
CompuCredit Corp.*	34,000	301,580
Cree, Inc.*	25,000	699,000
Equinix, Inc.*	8,000	531,920
Exar Corp.*	57,200	470,756
GSI Commerce, Inc.*	70,000	920,500
Hutchinson Technology, Inc.*	64,000	1,018,240
Innerworkings, Inc.*	66,000	925,980
InterDigital, Inc.*	16,000	316,960
KBW Inc.*	39,000	859,950
Lamar Advertising Co.	24,000	862,320
LoopNet, Inc.*	25,000	317,500
Lululemon Athletica, Inc.*	9,000	255,870
MarineMax, Inc.*	64,307	801,265
Morgans Hotel Group*	32,000	474,240
Rambus, Inc.*	20,000	466,200
SBA Communications Corp.*	24,000	715,920
Supertex, Inc.*	13,000	265,330
Synchronoss Technologies, Inc.*	22,000	440,660
Tellabs, Inc.*	55,000	299,750
Veeco Instruments, Inc.*	40,000	665,200
VistaPrint Limited*^	21,000	733,950
TOTAL SECURITIES SOLD SHORT
(Proceeds $14,246,908)		$13,561,356

*	Non Income Producing
^	Foreign Issued Security

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
ALLOCATION BY SECTOR

As of March 31, 2008 (Unaudited)

Percentages are based upon net assets.

Top 10 Securities*:	Market Value	Top 10 Industries*:	Market Value
Coca-Cola Femsa		Fertilizers &
S.A.B. de C.V. – ADR	$2,213,769	Agricultural Chemicals	$4,510,710
Syngenta AG – ADR	1,462,750	Wireless
Diageo PLC – ADR	1,455,628	Telecommunication
Cia de Minas		Services	4,129,800
Buenaventura S.A. – ADR	1,438,500	Soft Drinks	3,761,069
Wal-Mart Stores, Inc.	1,369,680	Integrated Oil & Gas	3,720,116
Compania Cervecerias		Railroads	3,614,580
Unidas S.A. – ADR	1,367,658	Managed Health Care	3,130,140
Veolia		Diversified Metals
Environnement – ADR	1,314,684	& Mining	2,994,210
Fresenius Medical		Brewers	2,553,908
Care AG & Co. – ADR	1,258,000	Pharmaceuticals	2,006,620
Norfolk Southern Corp.	1,249,360	Oil & Gas Equipment
Agrium Inc.	1,242,200	& Services	1,811,751
	$14,372,229		$32,232,904

*   Excludes Cash and Short-term Investments.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF ASSETS & LIABILITIES

March 31, 2008 (Unaudited)

ASSETS:
Investments, at value (cost of $60,196,812)	$61,458,625
Cash	867,450
Deposits at broker for securities sold short	13,263,132
Receivable for securities sold	235,729
Receivable for capital shares sold	88,453
Dividends and interest receivable	81,109
Total assets	75,994,498
LIABILITIES:
Securities sold short (proceeds $14,246,908)	13,561,356
Payables:
Securities purchased	998,784
Fund shares purchased	46,616
Advisory fee	53,575
Administration fee	21,438
Distribution fees	53,609
Custody fees	3,804
Interest fees	1,933
Total liabilities	14,741,115
NET ASSETS	$61,253,383
NET ASSETS CONSIST OF:
Paid in capital	$56,711,720
Undistributed net investment income	190,663
Undistributed net realized gain on investments	2,403,520
Net unrealized appreciation on
Investments	1,261,813
Securities sold short	685,552
Foreign currency translation	115
NET ASSETS	$61,253,383
Class A:
Net assets applicable to outstanding Class A shares	$58,481,453
Shares issued ($25,000,000 shares of
beneficial interest authorized, $0.0001 par value)	1,969,403
Net asset value and redemption price per share	$29.70
Maximum offering price per share (net asset value divided by 94.25%)	$31.51
Class C:
Net assets applicable to outstanding Class C shares	$2,771,930
Shares issued ($25,000,000 of
beneficial interest authorized, $0.0001 par value)	94,742
Net asset value, offering price and redemption price per share*	$29.26

*   Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF OPERATIONS

For the Period Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $30,998)	$471,140
Interest	299,118
Total investment income	770,258

EXPENSES:
Investment advisory fees (Note 3)	343,331
Administration fees (Note 3)	134,134
Distribution fees (Note 3)
Distribution fees – Class A	82,167
Distribution fees – Class C	14,653
Custody fees	4,144
Dividends on short sale positions	1,280
Interest Expense	7
Total expenses	579,716
NET INVESTMENT INCOME	190,542

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,960,663
Securities sold short	443,135
Foreign currency translations	(148)
In-kind redemptions (Note 2)	109,724
Net change in unrealized gain (loss) on:
Investments	(8,911,359)
Securities sold short	700,554
Foreign currency translations	115
Net realized and unrealized gain (loss) on investments	(5,697,316)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,506,774)

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended
	March 31, 2008	September 30,
	(Unaudited)	2007
OPERATIONS:
Net investment income (loss)	$190,542	$465,768
Net realized gain (loss) on:
Investments transactions	2,403,650	14,887,634
In-kind redemptions	109,724	—
Net change in unrealized appreciation on investments	(8,210,690)	893,531
Net increase (decrease) in net assets
resulting from operations	(5,506,774)	16,246,933

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains
Class A	(13,013,949)	(3,214,989)
Class C	(562,289)	(122,025)
Net investment income
Class A	(455,954)	—
Class C	—	—
Total distributions	(14,032,192)	(3,337,014)

CAPITAL SHARE TRANSACTIONS: (a)
Proceeds from shares sold
Class A shares	3,988,396	6,555,998
Class C shares	219,975	419,722
Proceeds from shares issued to holders in
reinvestment of dividends
Class A shares	13,069,352	3,043,870
Class C shares	558,075	119,963
Cost of shares redeemed
Class A shares	(10,172,960)	(29,906,682)
Class C shares	(104,358)	(1,050,660)
Net increase (decrease) in net assets
from capital share transactions (a)	7,558,480	(20,817,789)
Total increase (decrease) in net assets	(11,980,486)	(7,907,870)

NET ASSETS:
Beginning of period	73,233,869	81,141,739
End of period (includes $190,663 and $456,075 of
undistributed net investment income, respectively)	$61,253,383	$73,233,869

– Continued –

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Period Ended	Year Ended
	March 31, 2008	September 30,
	(Unaudited)	2007
(a) Changes in Shares Outstanding:

Class A
Shares sold	124,272	180,932
Shares reinvested	383,598	89,106
Shares redeemed	(312,361)	(833,217)
Net increase (decrease) in capital shares	195,509	(563,179)
Shares Outstanding:
Beginning of period	1,773,894	2,337,073
End of period	1,969,403	1,773,894

Class C
Shares sold	6,766	11,744
Shares reinvested	16,659	3,541
Shares redeemed	(3,379)	(29,518)
Net increase (decrease) in capital shares	20,046	(14,233)
Shares Outstanding:
Beginning of period	74,696	88,929
End of period	94,742	74,696

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Class A
	Six Months
	Ended
	March 31,
	2008		Year Ended September 30,
	(Unaudited)		2007	2006	2005	2004	2003
NET ASSET VALUE –
BEGINNING OF PERIOD	$39.64		$33.46	$32.91	$26.30	$19.93	$14.70

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	0.06		0.26	(0.10)	(0.03)	(0.11)	(0.20)
Net realized and unrealized
gain (loss) on investments	(2.36)		7.40	0.65	6.64	6.48	5.43
Total from investment operations	(2.30)		7.66	0.55	6.61	6.37	5.23

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.22)		—	—	—	—	—
Distributions from net realized gains	(7.42)		(1.48)	—	—	—	—
Total distributions	(7.64)		(1.48)	—	—	—	—

NET ASSET VALUE –
END OF PERIOD	$29.70		$39.64	$33.46	$32.91	$26.30	$19.93

TOTAL RETURN	(8.16	%)+	23.6%	1.7%	25.1%	32.0%	35.6%

RATIOS AND
SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$58,481		$70,316	$78,187	$77,603	$40,370	$26,029
Ratio of operating expenses
to average net assets	1.65	%^	1.65%	1.67%	1.68%	1.78%	1.93%
Ratio of operating expenses excluding
interest expense and dividend payments
on short positions to average net assets	1.65	%^	1.64%	1.62%	1.68%	1.78%	1.93%
Ratio of net investment income
to average net assets	0.59	%^	0.64%	(0.28)%	(0.13)%	(0.45)%	(1.28)%
Portfolio turnover rate	82.5	%+	89.7%	147.7%	122.0%	171.9%	260.2%

+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Class C
	Six Months
	Ended			October 7, 2005
	March 31,		Year Ended	through
	2008		September 30,	September 30,
	(Unaudited)		2007	2006*
NET ASSET VALUE –
BEGINNING OF PERIOD	$39.06		$33.22	$31.80

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)		(0.04)	(0.21)
Net realized and unrealized
gain (loss) on investments	(2.36)		7.36	1.63
Total from investment operations	(2.38)		7.32	1.42

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—
Distributions from net realized gains	(7.42)		(1.48)	—
Total distributions	(7.42)		(1.48)	—

NET ASSET VALUE –
END OF PERIOD	$29.26		$39.06	$33.22

TOTAL RETURN	(8.49	%)+	22.7%	4.5	%+

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$2,772		$2,917	$2,954
Ratio of operating expenses
to average net assets	2.40	%^	2.40%	2.42	%^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets	2.40	%^	2.39%	2.37	%^
Ratio of net investment income
to average net assets	(0.16	)%^	(0.11)%	(1.02	)%^
Portfolio turnover rate	82.5	%+	89.7%	147.7	%+

*	Commencement of operations for Class C shares was October 7, 2005.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CASH FLOWS

For the Six Months Ended March 31, 2008 (Unaudited)

INCREASE (DECREASE) IN CASH —

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(5,506,774)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(48,770,067)
Proceeds for dispositions of investment securities	49,962,150
Sale of short term investments, net	6,395,683
Decrease in receivable for securities sold	114,865
Increase in deposits with brokers for short sales	(12,227,854)
Decrease in dividend and interest receivable	22,561
Increase in securities sold short	12,511,076
Decrease in payable for securities purchased	(1,978,362)
Decrease in accrued management fees	(4,879)
Decrease in accrued administration fees	(1,176)
Increase in distribution fees	30,283
Increase in custody fees	1,408
Increase in interest expenses	1,907
Unrealized depreciation on securities	8,911,359
Net realized gains on investments	(2,069,782)
Net cash used in operating activities	7,392,398

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	4,130,257
Payment on shares redeemed	(10,250,929)
Distributions paid in cash	(404,765)
Net cash used in financing activities	(6,525,437)

Net increase in cash	866,961

Cash:
Beginning balance	489
Ending balance	$867,450

Supplemental information:
Cash paid for interest on loan outstanding	$7

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1.	ORGANIZATION

Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.) was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 (the “’40 Act”) as a non-diversified, open-end management investment company.  The Core Equity Fund (formerly, Value & Growth Portfolio) (the “Fund”) is a series of the Empiric Funds, Inc. (the “Corporation”).  The Fund offers Class A and Class C shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund’s Class A shares commenced operations on November 6, 1995.  The Fund’s Class C shares commenced operations on October 7, 2005.  Prior to October 7, 2005, the shares of the Fund had no specific class designation.  As of that date, all of the then outstanding shares were re-designated as Class A shares.  The Fund’s investment objective is capital appreciation.  The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

a)
Valuation of Securities – Securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00 pm Eastern time).  Unlisted securities that are not included in such System are valued at the bid prices in the over-the-counter-market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

b)
Federal Income Taxes – It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2008 (Unaudited)

c)
Security Transactions, Income and Other – Investment and shareowner transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective shares outstanding.

d)
Distributions to Shareholders – Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.  These differences primarily relate to partnership, foreign currency and investments in Passive Foreign Investment Companies with differing book and tax methods for accounting.  For the year ended September 30, 2007, the Fund’s most recent fiscal year end, the Fund increased paid-in capital by $15,009, decreased undistributed net investment by $9,693 and decreased undistributed net realized gains on investments by $5,316.

e)
Short Sale Transactions –  The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the Securities and Exchange Commission’s positions regarding the asset segregation requirements of Section 18 of the ’40 Act.

f)
Foreign Risk – Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2008 (Unaudited)

issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs).  ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States.  Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

g)
Derivative Financial Instruments and Other Investment Strategies – The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund’s investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.  The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

h)
Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

i)
Accounting for Uncertainty in Income Taxes – Effective March 30, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2008 (Unaudited)

FIN 48 requires the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions.  Open tax years are those that are open for examination by taxing authorities.  Major jurisdictions for the Fund include Federal and state of Maryland.  As of March 30, 2008, open Federal and Maryland tax years include the tax years ended September 30, 2004 through 2006.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

j)
Recently Issued Accounting Pronouncement – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

k)
In-Kind Redemptions – During the period ended March 31, 2008, the Empiric Core Equity Fund realized $109,724 of net capital gains resulting from an in-kind redemption.  A shareholder exchanged fund shares for securities held by the Fund rather than for cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory and Administration Agreements

The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2008 (Unaudited)

In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the Fund’s average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.  The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.

Transactions with Empiric Distributors, Inc.

The Advisor owns an interest in Empiric Distributors, Inc. (formerly, Texas Capital, Inc.), a registered broker-dealer.  For the six month period ended March 31, 2008, the Fund transacted $63,305.08 in commissions through Empiric Distributors, Inc.  All transactions were at $0.035 per share through November 7, 2007, after which all transactions were at $0.030 per share, or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the ’40 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund’s Class A shares.  The Fund’s Class C shares allow for up to 1.00% of the average daily net assets.  For the six month period ended March 31, 2008, the Fund incurred Distribution expenses of $82,167 for the Class A shares and $14,653 for the Class C shares pursuant to the Plan.  The amount of sales charge retained by the distributor was $4,685.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

4.	LINE OF CREDIT

The Fund has a $9 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At March 31, 2008, the Fund had $0 outstanding.  Based upon balances outstanding during the year, the weighted average interest rate was 7.50% and the weighted average amount outstanding was $180.

5.	PURCHASES AND SALES OF SECURITIES

For the six month period ending March 31, 2008, the cost of purchases were $48,770,067 and the proceeds from sales of securities, excluding short-term securities, were $49,962,150, for the Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2008 (Unaudited)

6.	FEDERAL TAX INFORMATION

As of September 30, 2007, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments (a)	$65,714,796

Gross unrealized appreciation	$10,793,015
Gross unrealized depreciation	(619,843)
Net unrealized appreciation	$10,173,172

Undistributed ordinary income	1,851,965
Undistributed long-term capital gain	12,180,218
Total distributable earnings	14,032,183

Other accumulated gains (losses)	(15,002)
Total accumulated earnings (losses)	$24,190,353

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

At September 30, 2007, the Fund’s most recent fiscal year end, the Fund had no capital loss carry forwards. The Fund had no post-October loss deferrals as of September 30, 2007.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2007.

	March 31, 2008
	(Unaudited)	September 30, 2007
Distributions paid from:
Ordinary Income	$1,851,981	$—
Long-Term Capital Gain	$12,180,211	$3,337,014

7.	FEDERAL TAX DISTRIBUTION INFORMATION (Unaudited)

The Fund has designated 0% of the dividends declared from net investment income during the year ended September 30, 2007, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended September 30, 2007, 0% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

Core Equity Fund
EXPENSE EXAMPLE

March 31, 2008 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including: sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs including: management fees; distribution and/or service (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2007 to March 31, 2008.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Core Equity Fund
EXPENSE EXAMPLE (Continued)

March 31, 2008 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/07	3/31/08	10/1/07 – 3/31/08
Core Equity Fund
Actual
Class A	$1,000.00	$ 918.40	$ 7.91
Class C	$1,000.00	$ 915.10	$11.47

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,016.76	$ 8.31
Class C	$1,000.00	$1,013.02	$12.06

(1)
Expenses are equal to the Class A and Class C fund shares’ annualized expense ratio of 1.66% and 2.41%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

HOW TO OBTAIN A COPY OF THE FUND’S PROXY
VOTING POLICY AND PROXY VOTING RECORDS

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund’s Statement of Additional Information on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc., files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC’s website at http://www.sec.gov, and it may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(This Page Intentionally Left Blank.)

Core Equity Fund – A Class
EMCAX
CUSIP #29215M101

Core Equity Fund – C Class
EMCCX
CUSIP #29215M200

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202
888-839-7424
Call for questions on your account.

Administrator
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Distributor
Quasar Distributors LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Counsel
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI  53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Empiric Funds, Inc.

By (Signature and Title) /s/Mark A. Coffelt
                                           Mark A. Coffelt, President and Chairman

Date   06/03/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Mark A. Coffelt
                                           Mark A. Coffelt, Principal Executive Officer and
                                                           Principal Financial Officer

Date   06/03/08